CENTURION COUNSEL FUNDS, INC.
Exhibit 99.2 Certification of Principal Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
and Securities and Exchange Commission Release 34-46427

	I, Jack Heilbron, the principal financial officer of Centurion Counsel Funds, Inc., certify that:

	1. I have reviewed this annual report on Form NSAR of Counsel Funds, Inc.;
	2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
	3. Based on my knowledge, the financial information included in the report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows(if the financial statements are required to include a statement of cash flows) of the investment company as of, and for, the periods presented int the report;
	4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures(as such term is defined in Regulation 270.30a-2.(c) under the Investment Company Act of 1940 (the'Act") for the registrant and have;
		(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidairies, is made known to us by others within those entities, particularly during the period in which the periodic reports are being prepared;
		(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of the report (the "Evaluation Date"); and
		(c) presented in the report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
	5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):
		(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls: and
		(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
	6. The registrant's other certifying officers and I have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

	Dated: February 28, 2005    s/Jack K. Heilbron

    			          ____________________________
				  Principal Financial Officer